                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                November 7, 2001



                                RADIAN GROUP INC.
                                -----------------
             (Exact name of registrant as specified in its charter)



      DELAWARE                        1-11356                     23-2691170
-----------------------          ---------------------        -----------------
(State of Organization)          (Commission File No.)         (IRS Employer
                                                               Identification
                                                               Number)

                               1601 Market Street
                        Philadelphia, Pennsylvania 19103
                  ---------------------------------------------
                    (Address of principal executive offices)


                                 (215) 564-6600
             ------------------------------------------------------
              (Registrant's telephone number, including area code)



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ITEM 5.  OTHER EVENTS


        On November 7, 2001, Radian Group Inc. announced that it is extending the expiration of its exchange offering for $250,000,000 of its 7.75% Debentures due 2011, which were privately placed under Rule 144A for $250,000,000 worth of 7.75% Debentures due 2011, that have been registered under the Securities Act of 1933. The offering will now expire at 5:00 p.m. eastern standard time on November 26, 2001. All other terms of the Exchange Offer, including the right of holders of the existing Debentures to withdraw their tenders until the expiration of the exchange offer, remain in effect.



ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS

(C)  EXHIBITS

99.1    Press release dated November 7, 2001.


 SIGNATURES



               Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         RADIAN GROUP INC.



                                         By:/s/
                                            -----------------------






Date:  Novemer 7, 2001